

NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

usio®

2021

Annual Shareholder Meeting

FORWARD LOOKING STATEMENTS

Except for the historical information contained herein, the matters discussed in this presentation include forward-looking statements which are covered by safe harbors. Those statements include, but may not be limited to, all statements regarding management's intent, belief and expectations, such as statements concerning our future and our operating and growth strategy. These forward-looking statements are identified by the use of words such as "believe," "intend," "look forward," "anticipate," "schedule," and "expect" among others. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including risks related to the COVID-19 pandemic and its effect on the economy, risks related to the realization of the anticipated opportunities from the IMS acquisition, the management of the Company's growth, the loss of key resellers, the relationships with the Automated Clearinghouse network, bank sponsors, third-party card processing providers and merchants, the security of our software, hardware and information, the volatility of the stock price, the need to obtain additional financing, risks associated with new tax legislation, and compliance with complex federal, state and local laws and regulations, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission including its annual report on Form 10-K for the fiscal year ended December 31, 2020. One or more of these factors have affected, and in the future, could affect the Company's businesses and financial results in the future and could cause actual results to differ materially from plans and projections. The Company believes that the assumptions underlying the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the objectives and plans will be achieved. All forward-looking statements made in this presentation are based on information presently available to management. The Company assumes no obligation to update any forward-looking statements, except as required by law. The information presented in this presentation is as of June 9, 2021, unless indicated otherwise.


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usio

ABOUT USIO

Founded in 1998

USIO (NASDAQ: USIO) is an emerging leader in the FinTech landscape, with solutions including **Payment Facilitation, ACH, Prepaid Card Issuing, Print & Mail and Electronic Bill Presentment and Payment (EBPP).**

USIO's innovative and proprietary payment enablement technology serves Integrated Software Vendors (ISVs) and enterprise level merchants nationwide in traditionally "bill-centric" verticals.


NASDAQ
WELCOMES
USIO, INC.
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq
NETFLIX


Nasdaq
usio

INVESTOR HIGHLIGHTS

$6.51 Share Price 6/3/2021	**$1.40 - $8.19** 52-Week Range
24.97 MM Shares Outstanding	**$162.6 MM** Market Cap
$4.3 MM Cash	**$200 K** Debt

RECENT HIGHLIGHTS
Q1 2021

- Revenues were $13.5 million for the first quarter, up 73% compared to $7.7 million in the same period last year
- Adjusted EBITDA was a positive $247k in the quarter, an improvement of over $450k compared to adjusted EBITDA loss of $200k in the same period a year ago, and the second straight quarter of positive adjusted EBITDA
- **$1.87 Billion Dollars Processed** in Q1 2021, up from $920 million processed in Q4'20, with Growth Occurring in All business lines for Key Metrics:
  - ACH – Dollars Processed increased by 113% YOY
  - Card – Transactions Processed increased by 105% YOY
  - Prepaid – Dollars Loaded increased by 105% YOY

REVENUE PER YEAR



Annual Revenue
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
In millions
$12.08
$14.57
$24.00
$28.20
$32.20
2016
2017
2018
2019
2020

30%

3-Year CAGR 2017-2020

TRANSACTIONS
PROCESSED PER YEAR


Annual Transactions
In millions
20
18
16
14
12
10
8
6
4
2
0
12.3
10.9
14.3
15.4
18.2
2016
2017
2018
2019
2020

DOLLARS
PROCESSED PER YEAR



Dollars Processed Annually
In Millions
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$2,916
$2,830
$3,400
$3,540
$3,340
2016
2017
2018
2019
2020

Total revenue for 2020 exceeded 2019 due to the diversity of our payment channels.

DOLLARS
PROCESSED PER QUARTER



Dollars Processed by Quarter
In Millions
$2,000.0
$1,800.0
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$-
$876.9
$694.1
$852.4
$920.5
$1,865.4
$2,000.0*
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q2 dollars processed has already exceeded Q1.

* As of May 31, 2021.

OUR ACH MODEL

TARGET CUSTOMER PROFILE

- Consumer Driven
- B2B Payments
- Bill Payments
- Disbursements

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Utilities | Insurance | Specialized Lending | B2B Billing | Non-Profit

- Recurring Transactions
- Low Attrition
- Need for Advanced Technology

2020 ACH Revenue %


26.3%

HOW WE MAKE MONEY

ON AVERAGE WE EARN	NET REVENUE PER TRANSACTION	MARGIN
$.70	$.41	60%+

ON A RETURN OR ORIGINATION


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

USIO®

Financials

Tom Jewell
SVP, Chief Financial Officer


BANK
CREDIT CARD

INCOME STATEMENT
HIGHLIGHTS

Annual Revenue 2019
$28.2 MILLION

Annual Revenue 2020
$32.25 MILLION

$7.4
Gross Profit 2020

$5.9
Gross Profit 2019

Adjusted EBITDA*

2020	$(.8)
2019	$(1.7)

*See non-GAAP reconciliation of Adjusted EBITDA on slide 16

usio

REVENUES BY CATEGORY

	Three Months Ended March 31, 2021			
	March 31, 2021	March 31, 2020	$ Change	% Change
ACH and Complementary Service Revenue	$ 3,078,456	$ 2,237,746	$ 840,710	37.6%
Credit Card Revenue	$ 5,723,709	$ 4,982,658	$ 741,051	14.90%
Prepaid Card Services Revenue	$ 886,576	$ 551,275	$ 335,301	60.8%
Output Solutions Revenue	$ 3,772,809	$ -	$ 3,772,809	100%
Total Revenue	$ 13,461,550	$ 7,771,679	$ 5,689,871	73.2%

NON-GAAP RECONCILIATION

Non-GAAP Reconciliation	Three Months Ended 31-Mar-21		Three Months Ended 31-Mar-20	
(Values in Millions)				
Revenues	$	13.5	$	7.8
Reconciliation from Operating Income (Loss) to Adjusted EBITDA:				
Operating Income (Loss)	$	(0.7)	$	(0.9)
Depreciation and Amortization	$	0.6	$	0.4
EBITDA	$	(0.1)	$	(0.5)
Non-cash stock-based compensation expense, net	$	0.3	$	0.3
Adjusted EBITDA	$	0.2	$	(0.2)

BALANCE SHEET HIGHLIGHTS

Account		3/31/21		12/31/20
Cash	$	4.3	$	5.0
Restricted Cash & Settlement Funds	$	63.7	$	59.4
Total Assets	$	86.9	$	82.7
Short-term/Long-term Debt	$	0.2	$	-
Total Liabilities	$	70.6	$	66.0
Total Equity	$	16.3	$	16.7
Total Liabilities & Stockholder Equity	$	86.9	$	82.7


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

usio®

Payment Facilitation

Greg Carter
SVP, Payment Facilitation

MERCHANT ACQUIRING
PAYMENT FACILITATION

Payment Facilitation (PayFac) is simply the latest innovation in merchant acquiring, providing:

- Frictionless merchant onboarding, enrollment and automated risk/underwriting procedures - which have traditionally been very manual processes - to provide for mass adoption and scale in short order by way of a leveraged distribution model (one to many).
- Our differentiated go-to-market strategy creates loyalty and enhances customer value of the Integrated Software Vendors (ISVs) we serve.
- ISVs are now able to monetize payments flowing through their software applications, turning payments from a cost center to a revenue generating business unit.

2020
Acquiring Revenue %


60.3%

Conversion Rate increased to 48% in April, up from 23% the same period last year.

OUR PAYFAC MODEL

TARGET CUSTOMER PROFILE

- ISVs with between $3mm and $30mm ARR who seek to "own the payments ecosystem" within their software application.
- Organizations who desire to penetrate and migrate their existing customer base in short order as well as enroll all net new customers
- Entities looking to turn payments from a cost center to a revenue generating business unit.

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Utilities | Insurance | Legal | Non-Profit | Property Management

- Low Risk Verticals
- High Average Ticket ($150+)
- Low Attrition
- Recurring Payment Channels

PAYFAC EXECUTION
QUARTERLY



Quarterly Volume Processed
$90,000,000
$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
$41,161,825
$42,315,718
$51,450,023
$86,388,387
Q2'20
Q3'20
Q4'20
Q1'21


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

usio®

Card Issuing

Houston Frost
SVP, Prepaid Services

OUR PREPAID MODEL


LOGO GOES HERE
debit
JACK DALY

usio®

2020
Prepaid Revenue %


9.8%

Usio operates as both the program manager and issuer processor, providing web and mobile apps, transaction processing, customer service and compliance.

TARGET CUSTOMER PROFILE

- Governments, non-profits and SMBs needing platform for expense management, general disbursement, incentives, per diems, loyalty programs and more
- Entities looking to migrate away from physical checks or to virtual payment methods. Also offers insight into use of funds / spend.

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Governments | Non-Profit | Education | Auto / Dealerships | Consumer and Sales Oriented Businesses

- Recurring card loads and transactions
- Potential for breakage/spoilage, inactivity Fees, and/or High spend per card
- Low Risk

HOW WE MAKE MONEY

CLIENT FEES	INTERCHANGE	CARDHOLDER FESS / SPOILAGE	MARGIN
$0.35-$4	1%-2%	2%-4%	30-40%+
Per card created and mailed or sent virtually	On card purchases (this is paid for by merchants)	Of amount loaded to cards	

PREPAID HIGHLIGHTS

69% Increase in Revenue Q1 2020 vs. Q1 2019

Over 100 Non-profits, Municipalities and Counties signed agreements in the last 12 months

Strong partnership with Mastercard® and active participant in Mastercard's Citypossible® program

Industry leading virtual card platform with substantial flexibility in delivery methods and card and redemption code collection

Fast, efficient and customizable program deployment including "ready-to-ship" and custom branded card options for a variety of program types (disbursement with ATM, incentive, promotional, expense, consumer gift and reloadable)

usio®



Trusted by Top-tier Nonprofits, Cities, and Businesses

Mayor's Fund Los Angeles · United Way · care · Mayor's Fund to Advance New York City · F4GI Compton Pledge · OpenTable · FANCARDS · NYIC · Accelerator for America


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

Output
Solutions

IMS ACQUISITION
USIO OUTPUT SOLUTIONS

usio® output solutions

- Usio acquired the assets of IMS on December 15, 2020, for cash consideration of $5.9mm and a total of 945,559 warrants, vesting in three annual installments of 315,200 each on the first and second anniversary and 315,199 on the third anniversary of the issue date, at a strike price of $4.23.
- IMS is now called **Usio Output Solutions.**
- IMS is an established provider of electronic bill presentment, document composition, document decomposition and printing and mailing services.
- IMS serves hundreds of customers representing a wide range of industry verticals, including:
    - Utilities
    - Financial Institutions
    - City and County Tax Entities
- Projected to add **$13mm of revenue and $1mm of EBITDA in 2021**

usio

OUTPUT SOLUTIONS

TARGET CUSTOMER PROFILE

- Outsourced solution for document design, print and electronic delivery via US Post and Electronic
- Entities looking to reduce postage cost and increase efficiencies

$13mm

Projected Revenue in 2021

2020
Output Solutions
Revenue %


3.6%

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Utilities | Government | Financial Institutions

- Print, Mail & Electronic Billing Dependent
- Recurring Transactions
- Increased turnaround time to get paid faster
- Piece level verification with 2D barcodes, cameras and scanners
- USPS post office located inside of our offices!

PROFIT MARGIN BREAKDOWN

PRINT	POSTAGE	ELECTRONIC	MARGIN
$.15 to $.18 cents per document printed	Average $.01 per document	$.03 - $.05 cents per presentment	14-16%


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

usio®

2021

Annual Shareholder Meeting